October 18, 2012

Supplement to

Statement of Additional Information dated August 28, 2012.

Each Trustee who is not affiliated with the Trust or Adviser will receive a fee of $750.00 per quarterly meeting.  Any information to the contrary in the Statement of Additional Information should be disregarded.

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This Supplement, and the Prospectus and Statement of Additional Information both dated August 28, 2012, and the Supplement dated October 5, 2012 provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated August 28, 2012, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling toll-free 1-855-754-7930 or by visiting www.glbeyondincomefund.com.